UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 15, 2005
                                                  -----------------------------


                        TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-26223                 94-3336053
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     (State or other        (Commission File Number)       (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)


        700 Saginaw Drive, Redwood City, California           94063
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         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code        (650) 216-2000
                                                    ---------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     Entry into a Material Definitive Agreement

                  On April 15, 2005, Tumbleweed Communications Corp. ("Registrant") entered into an at-will employment agreement (the "Agreement") with Denis Brotzel, Senior Vice President of Worldwide Sales. Under the Agreement, Mr. Brotzel will be paid a base salary of $180,000 per year and will be eligible for variable compensation of up to $170,000 annually, based on performance milestones. The agreement also provides for certain severance payments if Mr. Brotzel's employment is terminated for any reason other than cause (or on account of death or disability). The terms of the severance payments vary based on the date of termination. From the effective date of the agreement through October 31, 2005, the severance payment shall be composed of a lump sum payment equal to his base salary and maximum variable compensation for the period from the date of termination through April 30, 2006, reimbursement for COBRA premiums through April 30, 2006, and accelerated vesting of stock options that would have vested as of April 30, 2006. From November 1, 2005 through April 30, 2006, the severance payment shall be composed of six months base salary and variable compensation, reimbursement for six months of COBRA premiums, and six months vesting acceleration of any unvested stock options. On or after May 1, 2006, the severance payment shall be composed of the greater of $45,000 or four months of Mr. Brotzel's base salary, plus reimbursement for four months of COBRA premiums. A copy of the Agreement is attached as exhibit 10.1 hereto.

2.02     Results of Operations and Financial Condition

                  On April 21, 2005, Registrant announced its financial results for the fiscal quarter ended March 31, 2005 and forward-looking statements relating to the second quarter of fiscal year 2005. A copy of the press release is furnished as exhibit 99.1 hereto.

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                  On April 19, 2005, David F. Marquardt, a current Director of Registrant, informed the Board of Directors that he would not stand for reelection as a Director of the Registrant when his term expires at the 2005 Annual Meeting of Shareholders. Mr. Marquardt has not notified the Board of Directors of any disagreements with the Board of Directors or management regarding the Registrant's operations, policies or practices.

9.01     Financial Statements and Exhibits

(c) Exhibits.

         10.1 Employment Agreement between Registrant and Denis Brotzel, dated April 15, 2005
         99.1 Press Release of Registrant, dated April 21, 2005, entitled "Tumbleweed Announces 18% Increase in Revenue for First Quarter of 2005"

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            TUMBLEWEED COMMUNICATIONS CORP.


                                            By:    /s/ Eric C. Schlezinger
                                                   ----------------------------
                                            Name:  Eric C. Schlezinger
                                            Title: Assistant Secretary


Date:  April 21, 2005


                                 EXHIBIT INDEX

     EXHIBIT NO.                         DESCRIPTION
     -----------                         -----------

         10.1 Employment Agreement between Registrant and Denis Brotzel, dated April 15, 2005
         99.1 Press Release of Registrant, dated April 21, 2005, entitled "Tumbleweed Announces 18% Increase in Revenue for First Quarter of 2005"